COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Disclosure of contingent liabilities
Pembina had the following contractual obligations outstanding at December 31, 2021:

Contractual Obligations(1)	Payments Due by Period
($ millions)	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	After 5 Years
Leases(2)	978	113	181	152	532
Long-term debt(3)	17,409	1,519	2,002	2,146	11,742
Construction commitments(4)	1,042	435	32	24	551
Other	531	92	120	74	245
Total contractual obligations	19,960	2,159	2,335	2,396	13,070

(1)
Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined, and therefore, an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 9 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 18 and 190 mbpd of NGL each year up to and including 2030. Power purchase agreements range from one to 23 years and involve the purchase of power from electrical service providers. Pembina has secured up to 79 megawatts per day each year up to and including 2045.

(2)	Includes terminals, rail, office space, land and vehicle leases.
(3)	Includes loans and borrowings, subordinated hybrid notes and interest payments on Pembina's senior unsecured medium-term notes and subordinated hybrid notes. Excludes deferred financing costs.
(4)	Excluding significant projects that are awaiting regulatory approval, projects which Pembina is not committed to construct, and projects that are executed by equity accounted investees.